Exhibit 99.1
2008 Fourth Quarter Earnings Call March 5, 2009

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in Oncor Electric Delivery Company LLC's filings with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; unanticipated population growth or decline and changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; commercial bank market and capital market conditions; actions by credit rating agencies; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; changes in technology used by and services offered by Oncor; and significant changes in Oncor's relationship with its employees. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in either this presentation or the appendix of the version of the slides included on the company's website at www.oncor.com under the 'News' tab in the Investor Information section or filed with the SEC.

Today's Agenda 2008 Highlights and 2009 Priorities Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

Texas is Leading the Nation in Renewable Energy and Smart Grid Technology- and Oncor is leading Texas! Texas is leading the nation in wind generation - more than the next 3 states combined. Preparing to deliver up to 18,000 MW of wind. Leading the nation in Smart Meter deployment. Facilitates integration of distributed alternative generation. Provides the critical link between renewable power generation and plug-in vehicles.

2008 Highlights and Significant Events - A Focus On Execution And Accomplishment First utility in Texas to receive approval under new Advanced Metering rule. Received strong regulatory support. Deployed over 85K meters to date. Averaging over 10K meters installed each week. Monthly surcharge implemented on January 2009 billing.

2008 Highlights and Significant Events - Competitive Renewable Energy Zones (CREZ) In July, the PUCT selected Scenario 2 transmission plan (~18 GW transfer capacity), representing approximately $5B* in new transmission investment and totaling about 2200 miles of transmission. PUCT assigned approximately $1.3B* to Oncor. Approximately $90M in capex related to CREZ expected in 2009. Most capex expected in 2011-2012. * Based on ERCOT cost estimates

2008 Highlights - Safety and Reliability '01 '02 '03 '04 '05 '06 '07 '08 Oncor's % of Top Quartile 1.08 1.1 0.98 1.01 0.91 0.95 0.86 0.94 Top Quartile 1 1 1 1 1 1 1 1 Oncor's Reliability Expressed as Percentage of First Quartile Non-Storm SAIDI '01-'08 First Quartile Safety performance was solidly among first quartile industry benchmarks with a lost time rate 34% better than the lowest top quartile performer For '08 Reliability performance continued among first quartile performers 1 2008 performance compared to latest available industry benchmarks from 2007

2008 Highlights - Financial Focused on ring-fencing and PUCT commitments Strengthened financial flexibility Successful issuance of $1.5 billion in long-term debt, reducing short-term debt and liquidity risk Ratings improvements at Moody's and S&P 20% Equity sale completing ring-fencing initiatives Rate case filed with PUCT

Priorities for 2009 Continued focus on safety and reliability Build on 2008 accomplishments Financial discipline to effectively manage in difficult economic environment Appropriate level of capital expenditures Emphasis on strong cash flow Maintenance of strong credit metrics and balance sheet Efficient funding of capital program Maintain liquidity Execution of Oncor CREZ projects Continuation of AMS deployment, expect ~600K by end of 2009 Satisfactory completion of rate case

Today's Agenda 2008 Highlights and 2009 Priorities Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

Summary of Financial Results1 Adjusted Net Income 4Q07 vs. 4Q08 and '07 vs. '08; $ millions 4Q07 4Q08 '07 '08 57 60 320 350 Operating Revenues 4Q07 vs. 4Q08 and '07 vs. '08; $ millions 4Q07 4Q08 '07 '08 568 580 2355 2440 PP&E, net '07 vs. '08; $ millions '07 '08 8069 8606 Operating Cash Flow 2 4Q07 vs. 4Q08 and '07 vs. '08; $ millions 4Q07 4Q08 '07 '08 129 219 648 734 1 Excludes impacts from transition bond debt and purchase accounting related adjustments associated with the October 2007 merger, including subsequent goodwill impairment. Please see Appendix for GAAP reconciliations. 2 Cash provided by operating activities.

Credit Metrics Remained Strong 4Q07 4Q08 '07 '08 251 273 1134 1219 EBITDA 4Q07 vs. 4Q08 and '07 vs. '08; $ millions EBITDA/Cash Interest TME 12/31/07 vs. TME 12/31/08; Ratio TME 12/31/07 TME 12/31/08 4.3 4.6 Debt/EBITDA TME 12/31/07 vs. TME 12/31/08; Ratio TME 12/31/07 TME 12/31/08 3.6 3.8 Excludes impacts from transition bond debt and purchase accounting related adjustments associated with the October 2007 merger, including subsequent goodwill impairment. Please see Appendix for GAAP reconciliations.

Oncor's Liquidity Position is Strong Revolver Capacity Borrowings Lehman Unfunded Commitment Effective Remaining Capacity Cash Total Available Liquidity 1663 1508 1508 2000 336.8 155.1 1508 125 1633 $2.0 billion Secured Revolving Credit Facility Balances at December 31, 2008 Oncor enjoys comfortable financial flexibility. Issued $1.5 billion in long-term debt in early September freeing up capacity under the Revolving Credit Facility. $2 billion Revolving Credit Facility gives Oncor immediate access to cash at favorable interest rates. Historically, steady generation of cash from the business. Diverse lender group committed in Revolving Credit Facility (no lender has no more than 13% of lender commitments, pool of more than 25 banks) Excluding securitization bonds, no long-term debt maturities until 2012 ($700M) and 2013 ($650M) Oncor's ring-fencing insulates the Company from EFH credit. 2,000 337 155 1,508 125 1,633

Disciplined Capital Investment '08 '09E Maintenance/Other 286 258 Grid Expansion 272 304 CREZ 90 Serve New 204 143 Automated Meters 29 170 BPL 91 0 Actual and Forecasted Capital Expenditures '08-'09E, $ millions Advanced Meters IT / Maintenance / General Plant New Service 882 965 Transmission Grid Expansion BPL CREZ

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total debt less transition bonds. Total Debt (non-GAAP) Long-term debt (including current portion) plus bank loans, advances from parent and commercial paper, less transition bonds. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

4Q07 4Q08 07 08 Net Income - Oncor 64 (796) 327 (487) Less: Net Income - BondCo (1) - (1) - Less: Effects of purchase accounting (after-tax) (6) 856 (6) 837 Oncor Net Income, excluding BondCo 57 60 320 350 Table 1: Oncor Net Income Reconciliation Quarter and Year Ended December 31, 2007 and 2008 $ millions Excludes impacts from transition bond debt and purchase accounting related adjustments associated with the October 2007 merger, including subsequent goodwill impairment.

Table 2: Oncor Operating Revenues Reconciliation Quarter and Year Ended December 31, 2007 and 2008 $ millions 4Q07 4Q08 07 08 Operating Revenues - Oncor 600 612 2,500 2,580 Less: Operating Revenues - BondCo (32) (32) (145) (140) Oncor Operating Revenues, excluding BondCo (568) 580 2,355 2,440 Excludes impacts from transition bond debt.

Table 3: Oncor Operating Cash Flow Reconciliation Quarter and Year Ended December 31, 2007 and 2008 $ millions 4Q07 4Q08 07 08 Operating Cash Flow - Oncor 152 238 747 828 Less: Operating Cash Flow - BondCo (23) (19) (99) (94) Oncor Operating Cash Flow, excluding BondCo 129 219 648 734 Excludes impacts from transition bond debt.

Table 4: Oncor EBITDA Reconciliation Quarter and Year Ended December 31, 2007 and 2008 $ millions 4Q07 4Q08 07 08 Net Income - Oncor 64 (796) 327 (487) Plus: Depreciation & Amortization - Oncor 109 123 462 492 Plus: Income Taxes/Provision For - Oncor 44 41 190 221 Plus: Interest Expense - Oncor 79 87 312 316 Equals: EBITDA - Oncor, including BondCo 296 (545) 1,291 542 Less: Net Income - BondCo (1) - (1) - Depreciation & Amortization - BondCo (22) (20) (97) (94) Income Taxes - BondCo - - - - Interest Expense - BondCo (12) (12) (49) (46) Effects of purchase accounting (10) 850 (10) 817 Oncor EBITDA, excluding BondCo 251 273 1,134 1,219 Excludes impacts from transition bond debt and purchase accounting related adjustments associated with the October 2007 merger, including subsequent goodwill impairment.

Table 5: Oncor Total Debt Reconciliation At December 31, 2007 and 2008 $ millions 2007 2008 Short-term debt- Oncor 1,280 337 Long-term debt due currently - Oncor 99 103 Long-term debt, less due currently - Oncor 3,702 5,101 Total debt - Oncor, including BondCo 5,081 5,541 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (99) (103) Long-term debt, less due currently - BondCo (878) (775) Purchase accounting adjustment - BondCo 12 9 Oncor Total Debt, excluding BondCo 4,116 4,672 Excludes impacts from transition bond debt and purchase accounting related adjustments associated with the October 2007 merger.

Table 6: Oncor Interest And Debt Coverages Twelve Months Ended December 31, 2007 and 2008 $ millions 07 08 Ref Source Interest expense and related charges - Oncor 312 316 Amortization of debt fair value discount - Oncor (1) (3) Amortization of debt discount - Oncor (8) (5) AFUDC - Oncor 8 6 Cash interest expense - Oncor 311 314 Less: Interest expense - BondCo (49) (46) Oncor cash interest expense, excluding BondCo 262 268 A Oncor EBITDA, excluding BondCo 1,134 1,219 B Table 4 Oncor Total Debt, excluding BondCo 4,116 4,672 C Table 5 EBITDA/Interest - ratio (B / A) 4.3x 4.6x Debt/EBITDA - ratio (C / B) 3.6x 3.8x Excludes impacts from transition bond debt and purchase accounting related adjustments associated with the October 2007 merger.

Table 7: Oncor 2007 Results Reconciliation Quarter and Year Ended December 31, 2007 $ millions Predecessor January 1 through October 10 Successor October 11 through December 31 Calendar Year 2007 Operating Revenues 1,967 533 2,500 Net income 263 64 327 Operating Cash Flow 682 65 747 Predecessor October 1 through October 10 Successor October 11 through December 31 4th Quarter 2007 Operating Revenues 67 533 600 Net income 0 64 64 Operating Cash Flow 87 65 152